UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-00515

Wall Street EWM Funds Trust
(Exact name of registrant as specified in charter)

55 E. 52nd Street
New York, NY  10055
(Address of principal executive offices) (Zip code)

Frederick Taylor, President
Wall Street EWM Funds Trust
55 E. 52nd Street
New York, NY  10055
(Name and address of agent for service)

(800) 443-4693
Registrant's telephone number, including area code

Date of fiscal year end: December 31, 2014

Date of reporting period:  December 31, 2014

Item 1. Reports to Stockholders.

ANNUAL REPORT
December 31, 2014

THE WALL STREET FUND
SHAREHOLDER LETTER

Dear Shareholders,

The Wall Street Fund returned 15.74% for the one year period ending December 31, 2014, and has had average annual total returns of 15.17% for the past five years and 7.82% for the past ten years. For the respective time periods, the S&P 500 Index was up 13.69%, 15.45%, and 7.67% and The Russell 1000 Index was up 5.24%, 15.64%, and 7.96%. As we enter 2015, the S&P 500 is trading slightly above 16X forward earnings, a level that represents the high end of fair value from our perspective.

For the year 2014, Western Digital, NXP Semiconductor and Allergan were the largest positive contributors to performance.  Each of the positions increased over 30% during the year with Allergan up over 90%. Detractors from performance included Las Vegas Sands, Marathon Oil and Amazon.  Amazon was sold early in the year.

After a very strong year for equities in 2013, our expectations for 2014 were more muted.  We expected a positive year but, one with little price-earnings margin expansion and growth in line with earnings growth.  It turned out quite a bit better than that as earnings multiples expanded again last year propelling the market higher.  With multiples now at the very high end of our expected fair value range, we think it is possible that over the next year or two multiples could compress.  This will weigh on the market and make significant appreciation from current levels over the short-term unlikely.  That said, multiples are not so high that we are predicting a market decline and we are still finding interesting opportunities.

The Wall Street Fund ended 2014 with forty-three equity holdings.  The top five positions represented 17.2% of fund assets. Total assets for the fund at year-end were $97 million.

Sincerely,

Timothy Evnin	Charles Ryan
Portfolio Manager	Portfolio Manager

Michael Seppelt
Portfolio Analyst

Performance data shown above represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance shown. Performance data current to the most recent month end may be obtained by calling 1-800-443-4693.

The Fund’s gross expense ratio as of the most recent prospectus is 1.25%.  Please see the Financial Highlights on page 8 for a more recent ratio.

This report must be preceded or accompanied by a prospectus.

Definitions: The Price to Earnings Ratio is calculated by dividing current price of the stock by the company’s trailing 12 months’ earnings per share. Forward Earnings are a company’s forecasted, or estimated, earnings made by analysts or by the company itself. Forward earnings differ from trailing earnings (which is the figure that is quoted more often) in that they are a projection and not a fact. The S&P 500 Index and the Russell 1000 Index are the Fund’s benchmarks. The S&P 500 Index is a market-capitalization weighted index that includes the 500 most widely held common stocks. The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest U.S. companies (90% of the investable U.S. equity market) based on total market capitalization. Index results assume the re-investment of all dividends and capital gains and do not reflect the impact of transaction costs. The Fund’s holdings will differ from the securities that comprise the indices. It is not possible to invest directly in an index.

Mutual fund investing involves risk. Principal loss is possible. The Fund may invest in smaller companies, which involves additional risks such as limited liquidity and greater volatility than large capitalization companies. The Fund may invest in foreign securities which involve political, economic and currency risks, greater volatility and differences in accounting methods. Diversification does not assure a profit or protect against loss in a declining market.

Earnings growth is not representative of the Fund’s future performance.

Opinions expressed are subject to change, are not intended to be a forecast of future events, a guarantee of future results, nor investment advice.  Fund holdings are subject to change and should not be considered a recommendation to buy or sell any security. Please see the schedule of investments section in this report for a full listing of the Fund’s holdings.

The Wall Street Fund is distributed by Quasar Distributors, LLC.

THE WALL STREET FUND
SCHEDULE OF INVESTMENTS
December 31, 2014

	Shares	Value

COMMON STOCKS – 99.6%

Aerospace – 4.2%
Precision Castparts Corp.	7,000	$1,686,160
United Technologies Corp.	21,000	2,415,000
		4,101,160
Biotechnology – 2.8%
Gilead Sciences, Inc. (a)	29,000	2,733,540

Chemicals – 2.7%
Celanese Corp.	43,000	2,578,280

Containers & Packaging – 2.6%
Rock-Tenn Co.	42,000	2,561,160

Diversified – 2.4%
3M Co.	14,000	2,300,480

Drugs – 1.1%
Allergan, Inc.	5,000	1,062,950

Electrical Equipment – 2.4%
Roper Industries, Inc.	15,000	2,345,250

Energy – 2.7%
Chevron Corp.	6,500	729,170
Marathon Oil Corp.	68,000	1,923,720
		2,652,890
Energy Equipment & Services – 3.6%
Noble Corp. (b)	70,000	1,159,900
Schlumberger Ltd. (b)	27,000	2,306,070
		3,465,970
Financial Services – 9.0%
American Express Co.	27,500	2,558,600
Mastercard, Inc.	32,500	2,800,200
The Blackstone Group LP	100,000	3,383,000
		8,741,800
Forest Products – 2.7%
Weyerhaeuser Co. – REIT	72,000	2,584,080

Health Care Services – 2.9%
UnitedHealth Group, Inc.	28,000	2,830,520

Industrial Equipment – 2.3%
Fastenal Co.	47,000	2,235,320

Insurance – 2.4%
ACE Ltd. (b)	20,500	2,355,040

Leisure – 4.8%
Las Vegas Sands Corp.	38,000	2,210,080
Polaris Industries, Inc.	16,000	2,419,840
		4,629,920
Media – 5.3%
AMC Networks, Inc. – Class A (a)	33,500	2,136,295
DIRECTV (a)	5,000	433,500
Walt Disney Co.	27,850	2,623,192
		5,192,987
Office Equipment – 6.2%
Apple, Inc.	23,100	2,549,778
Western Digital Corp.	31,000	3,431,700
		5,981,478
Property Management – 3.0%
CBRE Group, Inc. – Class A (a)	85,000	2,911,250

Retail – 3.0%
TJX Companies, Inc.	43,000	2,948,940

Semiconductors – 3.5%
NXP Semiconductors NV (a)(b)	45,000	3,438,000

Services – 3.7%
Accenture PLC – Class A (b)	11,000	982,410
Google, Inc. – Class A (a)	2,200	1,167,452
Google, Inc. – Class C (a)	2,800	1,473,920
		3,623,782
Software – 4.8%
Ansys, Inc. (a)	28,000	2,296,000
Microsoft Corp.	50,000	2,322,500
		4,618,500
Specialty Retail – 14.7%
AutoNation, Inc. (a)	41,000	2,476,810
AutoZone, Inc. (a)	5,200	3,219,372
Five Below, Inc. (a)	27,000	1,102,410
Home Depot, Inc.	30,000	3,149,100
Nike, Inc. – Class B	21,500	2,067,225
Ralph Lauren Corp.	12,500	2,314,500
		14,329,417

The accompanying notes are an integral part of these financial statements.

THE WALL STREET FUND
SCHEDULE OF INVESTMENTS (continued)
December 31, 2014

	Shares	Value

COMMON STOCKS – 99.6% (continued)

Telecommunications – 4.1%
American Tower Corp. – REIT	23,000	$2,273,550
QUALCOMM, Inc.	23,000	1,709,590
		3,983,140
Transportation – 2.7%
Union Pacific Corp.	22,000	2,620,860

TOTAL COMMON STOCKS
(Cost $64,670,791)		96,826,714

SHORT TERM INVESTMENT – 0.1%

Money Market Fund – 0.1%
First American Prime Obligations
Fund, Class Z, 0.016% (c)	89,932	89,932

TOTAL SHORT TERM
INVESTMENT
(Cost $89,932)		89,932

TOTAL INVESTMENTS
(Cost $64,760,723) – 99.7%		96,916,646
Other Assets in
Excess of Liabilities – 0.3%		267,069

TOTAL NET
ASSETS – 100.0%		$97,183,715

Percentages are stated as a percent of net assets.
(a)	Non-income producing security
(b)	Foreign Domiciled
(c)	Variable Rate Security – the rate shown is the annualized seven-day effective yield as of December 31, 2014.
REIT – Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

THE WALL STREET FUND
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2014

ASSETS:
Investments, at value (cost $64,760,723)	$96,916,646
Receivable for fund shares sold	281,303
Dividends receivable	99,563
Expense reimbursement due
from Adviser (Note 4)	62,868
Prepaid expenses	23,528
Total Assets	97,383,908

LIABILITIES:
Payable for fund shares redeemed	41,189
Investment advisory fee payable (Note 4)	64,605
Fund administration &
accounting fee payable	30,269
Payable to trustees	10,925
Legal fee payable	19,933
Audit fee payable	15,003
Accrued expenses and other payables	18,269
Total Liabilities	200,193
NET ASSETS	$97,183,715

NET ASSETS CONSIST OF:
Capital stock	$62,755,398
Net unrealized appreciation
on investments	32,155,923
Undistributed net investment income	1,314
Accumulated undistributed net realized
gain on investments	2,271,080
TOTAL NET ASSETS	$97,183,715
Shares outstanding (unlimited shares authorized,
no par value)	6,752,574
NET ASSET VALUE, OFFERING AND
REDEMPTION PRICE PER SHARE	$14.39

THE WALL STREET FUND
STATEMENT OF OPERATIONS
For the year ended December 31, 2014

INVESTMENT INCOME:
Dividend income	$1,025,118
Total investment income	1,025,118

EXPENSES:
Investment advisory fees (Note 4)	508,074
Legal fees	189,765
Shareholder servicing fees (Note 4)	161,538
Administration and fund accounting fees	116,677
Trustees’ fees and expenses	40,472
Transfer agent fees and expenses	39,337
Federal and state registration fees	33,309
Custody fees	18,766
Insurance expense	16,132
Reports to shareholders	15,442
Audit fees	15,003
Total expenses before
expense reimbursement	1,154,515
Expenses reimbursed by Adviser (Note 4)	(261,698)
Net expenses	892,817
NET INVESTMENT INCOME	132,301

REALIZED AND UNREALIZED GAIN ON
INVESTMENTS:
Net realized gain on
investment transactions	7,169,212
Change in unrealized appreciation
on investments	6,262,290
Net realized and unrealized gain
on investments	13,431,502
NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS	$13,563,803

The accompanying notes are an integral part of these financial statements.

THE WALL STREET FUND
STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended
	December 31,
	2014	2013
OPERATIONS:
Net investment income	$132,301	$62,726
Net realized gain on
investment transactions	7,169,212	4,380,616
Change in unrealized
appreciation on
investments	6,262,290	17,599,450
Net increase in net assets
resulting from operations	13,563,803	22,042,792

CAPITAL SHARE
TRANSACTIONS:
Proceeds from shares sold	18,346,195	25,854,493
Cost of shares redeemed	(7,583,594)	(22,546,568)
Reinvested distributions	1,017,854	315,207
Net increase in net assets
resulting from capital
share transactions	11,780,455	3,623,132

DISTRIBUTIONS TO
SHAREHOLDERS FROM:
Net investment income	(164,449)	(174,648)
Net realized gain	(6,043,706)	(1,659,435)
Total distributions
to shareholders	(6,208,155)	(1,834,083)

TOTAL INCREASE IN
NET ASSETS	19,136,103	23,831,841

NET ASSETS:
Beginning of period	78,047,612	54,215,771
End of period	$97,183,715	$78,047,612

UNDISTRIBUTED NET
INVESTMENT
INCOME	$1,314	$—

THE WALL STREET FUND
NOTES TO FINANCIAL STATEMENTS
December 31, 2014

1.	Organization
The Wall Street Fund (the “Fund”) is the sole series of Wall Street EWM Funds Trust (the “Trust”). The Trust was organized as a Delaware statutory trust on April 12, 2011. The Trust is registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as an open-end management investment company. The Fund is a diversified series with its own investment objectives and policies within the Trust. The Fund seeks to produce growth of capital by investing principally in a diversified portfolio of growth-oriented common stocks. As a secondary objective, the Fund seeks realization of current income through the receipt of interest or dividends from investments by investing in dividend paying securities. The Fund is the successor in interest to The Wall Street Fund, Inc. (the “Predecessor Fund”). On September 15, 2014, the shareholders of the Predecessor Fund approved the reorganization of the Predecessor Fund into the Fund, and effective as of the close of business on October 1, 2014, the assets and liabilities of the Predecessor Fund were transferred to the Fund in exchange for shares of the Fund. Prior to the reorganization, the Fund had no assets or operations. Since the Fund’s investment objectives and policies are the same in all material respects as the Predecessor Fund’s, and since the Fund has engaged Evercore Wealth Management, LLC, the investment adviser that previously provided services to the Predecessor Fund, the Fund has adopted the prior performance and financial history of the Predecessor Fund.

As a tax-free reorganization, any unrealized appreciation or depreciation on the securities held on the date of the reorganization was treated as non-taxable event, thus the cost basis of the securities held reflect their historical cost basis as of the date of the reorganization.  The net assets, fair value of investments, and net unrealized appreciation of the Fund at the time of the reorganization were $93,370,261, $93,761,034 and $28,016,134, respectively.  At the date of the reorganization, there were a total of 6,530,594 shares outstanding for the Fund.

2.	Significant Accounting Policies
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America, which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported results of

The accompanying notes are an integral part of these financial statements.

THE WALL STREET FUND
NOTES TO FINANCIAL STATEMENTS (continued)
December 31, 2014

operations during the reporting period. Actual results could differ from those estimates and assumptions.

(a) Investment Valuation – Securities which are traded on a national stock exchange are valued at the last sale price on the securities exchange on which such securities are primarily traded. Securities traded on the over-the-counter market and listed securities for which there were no transactions are valued at the mean between the closing bid and asked prices. Debt securities (other than short-term instruments) are valued at the mean price furnished by a national pricing service, subject to review by the Fund’s investment adviser and determination of the appropriate price whenever a furnished price is significantly different from the previous day’s furnished price. Investments in open-end mutual funds (other than exchange-traded funds) are valued at their respective net asset values on the valuation date. Short-term debt securities maturing within 60 days are valued at amortized cost. Securities for which market quotations are not readily available and other assets are valued at fair value as determined in good faith by the Fund’s investment adviser pursuant to procedures approved by and under supervision of the Fund’s Board of Trustees.

Generally accepted accounting principles require disclosures regarding the valuation inputs and techniques used to measure fair value and any changes in such valuation inputs and techniques. The various inputs used in determining the value of each of the Fund’s investments are summarized in the following three broad categories:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The valuation levels are not necessarily an indication of the risk associated with investing in these investments. As of December 31, 2014, the Fund’s investments were classified as follows:

				Total
	Level 1	Level 2	Level 3	Fair Value
Common
Stocks*	$96,826,714	$—	$—	$96,826,714
Short-Term
Investment	89,932	—	—	89,932
Total
Investments	$96,916,646	$—	$—	$96,916,646

* Please refer to the Schedule of Investments for further industry breakout.

Transfers between levels are recognized at the end of the reporting period. During the year ended December 31, 2014, the Fund did not have any transfers between valuation levels or invest in any Level 3 securities.

(b) Federal Income and Excise Taxes – The Fund intends to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all net investment company taxable income and net capital gains to shareholders in a manner which results in no tax cost to the Fund. Therefore, no federal income or excise tax provision is recorded.

The Fund has adopted financial reporting rules regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. Management has reviewed all open tax years and concluded that there is no impact on the Fund’s net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on a tax return. The Fund is not subject to examination by U.S. federal tax authorities for any tax years before 2011.

(c) Distributions to Shareholders – Dividends from net investment income and distributions of net realized capital gain, if any, will be declared and paid at least annually.  Distributions to shareholders are recorded on the ex-dividend date. The Fund may periodically make reclassifications among certain of its capital accounts as a result of the recognition and characterization of certain income and capital gain distributions determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles.

(d) Securities Transactions and Investment Income – Investment transactions are recorded on the trade date for financial statement purposes. The Fund determines the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sale proceeds. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Acquisition

THE WALL STREET FUND
NOTES TO FINANCIAL STATEMENTS (continued)
December 31, 2014

and market discounts and premiums are amortized over the life of the security. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and regulations.

3.	Investment Transactions
The aggregate purchases and sales of securities for the year ended December 31, 2014, excluding short-term investments, were $25,695,101 and $18,833,453, respectively. There were no purchases or sales of long-term U.S. government securities.

4.	Investment Adviser
Evercore Wealth Management, LLC (“EWM”) is the investment adviser to the Fund. Certain officers and trustees of the Fund are also officers and directors of the investment adviser.

Prior to October 1, 2014, the Advisory Agreement provided for advisory fees at an annual rate of 0.50% of the Fund’s average daily net assets. The Fund also had a shareholder service fee at an annual rate of 0.25% of the Fund’s average daily net assets, which was eliminated as of October 1, 2014. As of October 1, 2014, the advisory agreement provides for advisory fees at an annual rate of 0.75% of the Fund’s average daily net assets. The advisory agreement provides for EWM to reimburse the Fund for any expenses (including the advisory fee, but excluding taxes, interest, brokerage fees and extraordinary expenses incurred in connection with any matter not in the ordinary course of business of the Fund) over 2.00% of the first $10,000,000, 1.50% of the next $20,000,000 and 1.00% of any balance of the average daily net assets of the Fund.  However,  effective October 1, 2010, EWM contractually agreed to waive its fees and/or reimburse the Fund for any expenses (excluding taxes, interest, brokerage fees; acquired fund fees and expenses, if any, and extraordinary expenses) to the extent necessary to ensure that total annual Fund operating expenses do not exceed 1.00% of the Fund’s average daily net assets. This expense limitation agreement will continue in effect until September 30, 2016. EWM has the right to recover any fee reductions and/or expense reimbursements made in the prior three fiscal years pursuant to this agreement, provided that after giving effect to such reimbursement, the Fund’s total annual operating expenses do not exceed 1.00% of average daily net assets in the year of reimbursement. Waived and/or reimbursed fees and expenses subject to potential recovery by year of expiration are as follows:

Expiration	Amount
2015	$135,338
2016	$172,135
2017	$261,698

5.	Shares of Common Stock
Transactions in shares of common stock were as follows:

	Year Ended	Year Ended
	December 31,	December 31,
	2014	2013
Shares Sold	1,324,090	2,282,790
Shares Redeemed	(540,677)	(1,917,008)
Shares Reinvested	70,100	23,952
Net Increase	853,513	389,734
Shares Outstanding:
Beginning of Period	5,899,061	5,509,327
End of Period	6,752,574	5,899,061

6.	Tax Information
As of December 31, 2014, the components of accumulated earnings on a tax basis were as follows:

Cost of Investments	$64,960,781
Gross unrealized appreciation	$32,711,175
Gross unrealized depreciation	(755,310)
Net unrealized appreciation	31,955,865
Undistributed ordinary income	181,467
Undistributed long-term capital gain	2,290,985
Total distributable earnings	2,472,452
Total accumulated earnings	$34,428,317

The basis of investments for tax and financial reporting purposes differs principally due to the deferral of losses on wash sales.

The tax character of distributions paid during the years ended December 31, 2014 and 2013 were as follows:

	2014	2013
Ordinary Income	$397,879	$368,295
Long Term Capital Gain	$5,810,276	$1,465,788

The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward and offset such losses against any future realized capital gains. At December 31, 2014, the Fund did not have a capital loss carryover.  Any future capital losses will be permitted to be carried over for an unlimited period.

7.	Guarantees and Indemnifications
In the normal course of business, the Fund enters into contracts with its service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims against the Fund that have not yet occurred. Based on experience, the Fund expects the risk of loss to be remote.

THE WALL STREET FUND
FINANCIAL HIGHLIGHTS

Selected per share data is based on a share of common stock outstanding throughout each period.

	Years Ended December 31,
	2014	2013	2012	2011	2010	2009	2008	2007	2006	2005
Per Share Data:
Net asset value, beginning of period	$13.23	$9.84	$8.99	$8.93	$7.76	$5.79	$9.88	$8.78	$8.42	$7.83

Income from investment operations:
Net investment income (loss)(1)	0.02	0.02	0.01	0.04	(0.01)	(0.02)	(0.02)	(0.03)	(0.05)	(0.05)
Net realized and unrealized
gains (losses) on investments	2.07	3.68	0.87	0.02	1.18	1.99	(4.01)	1.51	0.51	0.64
Total from investment operations	2.09	3.70	0.88	0.06	1.17	1.97	(4.03)	1.48	0.46	0.59

Less distributions:
Distributions from net investment income	(0.02)	(0.03)	(0.03)	—	—	—	—	—	—	—
Distributions from net realized
gains from security transactions	(0.91)	(0.28)	—	—	—	—	(0.06)	(0.38)	(0.10)	—
Total distributions	(0.93)	(0.31)	(0.03)	—	—	—	(0.06)	(0.38)	(0.10)	—
Net asset value, end of period	$14.39	$13.23	$9.84	$8.99	$8.93	$7.76	$5.79	$9.88	$8.78	$8.42

Total return	15.74%	37.65%	9.77%	0.67%	15.08%	34.02%	(41.02%)	16.92%	5.42%	7.54%

Supplemental data and ratios:
Net assets, end of period (in 000’s )	$97,184	$78,048	$54,216	$28,051	$20,394	$12,209	$10,594	$19,310	$17,351	$17,470
Ratio of operating expenses to average
net assets, before reimbursements	1.29%	1.25%	1.32%	1.47%	2.08%	1.98%	1.76%	1.60%	1.71%	1.71%
Ratio of operating expenses to average
net assets, net of reimbursements	1.00%	1.00%	1.00%	1.00%	1.63%	1.95%	1.76%	1.60%	1.71%	1.71%
Ratio of net investment income (loss) to
average net assets, before reimbursements	(0.14%)	(0.10%)	0.05%	(0.04%)	(0.64%)	(0.34%)	(0.22%)	(0.34%)	(0.56%)	(0.69%)
Ratio of net investment income (loss) to
average net assets, net of reimbursements	0.15%	0.15%	0.37%	0.43%	(0.19%)	(0.31%)	(0.22%)	(0.34%)	(0.56%)	(0.69%)
Portfolio turnover rate	21.53%	36.65%	84.10%	88.29%	42.58%	49.44%	58.78%	65.26%	94.41%	115.90%
__________
(1)	Net investment income (loss) per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.

The accompanying notes are an integral part of these financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of The Wall Street Fund and
Board of Trustees of Wall Street EWM Funds Trust

We have audited the accompanying statement of assets and liabilities, including the schedule of investments of The Wall Street Fund (the “Fund”), a series of Wall Street EWM Funds Trust as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the ten years in the period then ended.  These financial statements and financial highlights are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Wall Street Fund as of December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the ten years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Cleveland, Ohio
February 24, 2015

THE WALL STREET FUND
PERFORMANCE INFORMATION
For periods ended December 31, 2014 (Unaudited)

Value of $10,000 Investment

This chart assumes an initial investment of $10,000 on December 31, 2004. Fund performance reflects any fee waivers in effect. In the absence of fee waivers, total return would be reduced. Returns shown include the reinvestment of all distributions, but do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

Average Annual Total Returns
for the Periods Ended December 31, 2014

	One Year	Five Years	Ten Years
The Wall Street Fund	15.74%	15.17%	7.82%
S&P 500 Index1	13.69%	15.45%	7.67%
Russell 1000 Index2	13.24%	15.64%	7.96%

Index performance is for illustrative purposes only and does not reflect any fees, expenses, or taxes. Direct investment in the indexes is not available.

1	S&P 500 Index – an unmanaged market capitalization-weighted index based on the average weighted performance of 500 widely held common stocks.
2	Russell 1000 Index – an unmanaged index that measures the performance of the 1,000 largest U.S. companies (90% of the investable U.S. equity market) based on total market capitalization.

THE WALL STREET FUND
EXPENSE EXAMPLE
For the Six Months Ended December 31, 2014 (Unaudited)

As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. If you invest through a financial intermediary, you may also incur additional costs such as a transaction fee charged on the purchase or sale of the Fund or an asset-based management fee. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2014 to December 31, 2014.

Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any costs that may be associated with investing in the Fund through a financial intermediary. Therefore, the second line of the table is useful in comparing the ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if any costs associated with investing through a financial intermediary were included, your costs would have been higher.

			Expenses
			Paid
	Beginning	Ending	During
	Account	Account	Period(1)
	Value	Value	7/1/14 –
	7/1/14	12/31/14	12/31/14

Actual(2)	$1,000.00	$1,070.00	$5.22

Hypothetical (5% return
before expenses)	1,000.00	1,020.16	5.09

(1)
Expenses are equal to the Fund’s annualized expense ratio of 1.00% for the six-months ended December 31, 2014, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

(2)	Based on the actual returns of 7.00% for the six-month period ended December 31, 2014.

THE WALL STREET FUND
ALLOCATION OF PORTFOLIO ASSETS
(Calculated as a percentage of net assets)
December 31, 2014 (Unaudited)

THE WALL STREET FUND
TRUSTEES AND OFFICERS

The business affairs of the Fund are managed under the direction of the Fund’s Board of Trustees. Information pertaining to the Trustees and Officers of the Fund is set forth below. The SAI includes additional information about the Fund’s Officers and Trustees and is available, without charge, upon request by calling 1-800-443-4693.

		Term of		Number of
		Office and		Portfolios in
		Length of	Principal	Fund Complex	Other Directorships
Name, Address		Time	Occupation During	Overseen	Served During
and Age	Position	Served*	Past Five Years	by Trustee	Past Five Years

INDEPENDENT
TRUSTEES:

Laird I. Grant	Trustee	Since 2012	Retired; Managing Director	1	Trustee, Community
55 East 52nd Street,			and Senior Portfolio Manager,		Foundation of Collier
23rd Floor			U.S. Trust Company of		County 2014-Present;
New York, NY 10055			Florida, 2001-2008.		Chair of the Investment
Age: 69					Committee, Community
Foundation of Collier
County 2014-Present;
Member of the
Investment Committee,
Community Foundation
of Collier County
2013-2014.

Katharine Plourde	Trustee	Since 2014	Private Investor; Corporate	1	Pall Corporation
55 East 52nd Street,			Director of three NYSE-		1995-Present, OM
23rd Floor			listed companies: Pall		Group 2002-Present,
New York, NY 10055			Corporation, OM Group,		Albany International
Age: 63			and Albany International.		2013-Present.

INTERESTED
TRUSTEE:

Frederick Taylor**	Chairman,	Since 2013	Senior Advisor, Evercore	1	John’s Island Golf Club,
55 E. 52nd Street,	Trustee, and		Wealth Management, LLC		2012-Present; Vero
23rd Floor	President		2008-Present.		Beach Museum and Vero
New York, NY 10055					Beach Museum
Age: 73					Endowment Trust Board,
2012-Present; Trustee
Emeritus, Wesleyan
University, 2006-Present.

THE WALL STREET FUND
TRUSTEES AND OFFICERS (Continued)

		Term of		Number of
		Office and		Portfolios in
		Length of	Principal	Fund Complex	Other Directorships
Name, Address		Time	Occupation During	Overseen	Served During
and Age	Position	Served*	Past Five Years	by Trustee	Past Five Years

OFFICERS:

Ruth P. Calaman	Executive	Since 2012	Chief Compliance Officer,	1	None
55 East 52nd Street,	Vice		Evercore Wealth Management
23rd Floor	President,		LLC and Evercore Trust
New York, NY10055	Secretary		Company, N.A. since 2011;
Age: 47	and Chief		Vice President and Compliance
	Compliance		Officer, The Goldman Sachs
	Officer		Trust Company, N.A., The
Goldman Sachs Trust
Company of Delaware and
Goldman, Sachs & Co.
2005-2011.

John J. Rendinaro	Executive	Since 2012	Partner, Head of Trading	1	None
55 East 52nd Street,	Vice		and Operations, Evercore
23rd Floor	President,		Wealth Management LLC
New York, NY 10055	Chief		since 2008; Managing
Age: 52	Operations		Director, U.S. Trust
	Officer and		1983-2008.
Treasurer

*
Each Trustee serves for an indefinite term until his or her successor is duly elected and qualifies, unless the Trustee resigns, dies or is removed in accordance with the provisions of the Fund’s By-Laws.

**	Denotes a Trustee who is an “interested person” of the Trust as that term is defined in Section 2 (a)(19) of the 1940 Act because of his association with EWM.

ADDITIONAL INFORMATION
December 31, 2014 (Unaudited)

Approval of the Investment Advisory Agreement

On September 9, 2014, the Board of Trustees, including each of the Independent Trustees, of the Wall Street EWM Funds Trust (the “Trust”) approved the investment advisory agreement (the “Advisory Agreement”) with Evercore Wealth Management, LLC (“EWM” or the “Adviser”), effective October 1, 2014.  The Board reviewed the extensive discussions that took place at the June 2014 Board meeting regarding the proposed reorganization of The Wall Street Fund, Inc. (the “Fund”) into the Trust and the proposed increase in the investment advisory fee with the concurrent elimination of the shareholder servicing fee and the discussions held at the February 2014 Board meeting regarding the continuation of the Fund’s investment advisory and other agreements.  The Board considered its fiduciary responsibilities with regard to the primary factors deemed to be relevant in determining whether to approve the Advisory Agreement between the Trust and EWM, including:  (1) the nature, extent, and quality of the services provided by EWM, including the performance of the Fund and EWM; (2) the extent to which EWM realizes economies of scale as the Fund grows larger and shares those economies with the Fund and its shareholders; (3) other indirect benefits to EWM and its affiliates attributable to its relationship with the Fund; (4) comparative fee and expense data for the Fund and other investment companies with similar investment objectives; and (5) the cost of the services provided and the profits realized by EWM and its affiliates from services rendered to the Fund (the “profitability” of the Fund to EWM). In their deliberations, the Board did not identify any particular factor that was all-important or controlling.  The Board reviewed the Section 15(c) materials previously considered at the earlier Board meetings, as well as current Fund performance information and comparative fee and expense data.

Nature, Extent and Quality of Services to be Provided.  In evaluating the nature, quality and extent of the services to be provided by EWM under the Advisory Agreement, the Board considered, among other things, that there were no substantive differences between the proposed and current investment advisory contracts, except for the advisory fee rate, and that there would not be any diminution in the nature, quality and extent of services provided to the Fund and its shareholders. In this regard, the Board noted that it is expected that EWM will continue to provide high quality advisory services under the Advisory Agreement, which include, but are not limited to, the following: (1) investing the Fund’s assets consistent with the Fund’s investment objectives and investment policies; (2) determining the portfolio securities to be purchased, sold or otherwise disposed of and timing of such transaction; (3) voting all proxies with respect to the Fund’s portfolio securities; (4) maintaining the required books and records for transactions effected by EWM on behalf of the Fund; and (5) selecting broker-dealers to execute orders on behalf of the Fund.  Further, the Board noted that EWM had represented that it would perform or arrange for others to perform, various shareholder servicing functions and maintenance of shareholder accounts.

The Board also considered that it recently had performed its annual review of the current investment advisory agreement at its February 27, 2014 Board meeting, at which time it had determined that it was satisfied with the nature, extent and quality of services provided by EWM to the Fund. In this regard, the Board noted, among other things, that it had considered the short- and long-term performance of the Fund over various time periods, EWM’s code of ethics and compliance policies and procedures, and EWM’s financial condition.

Based on its review of the materials provided and representations it received from EWM, the Board determined that EWM will continue to provide advisory services that are appropriate in scope and extent in light of the Fund’s investment objective and policies.

Economies of Scale.  The Board reviewed the conclusions it reached at the February 27, 2014 meeting, particularly the conclusion that breakpoints in the fee schedule are unnecessary based on the current level of the Fund’s assets, especially since EWM continues to reimburse Fund operating expenses in order to maintain a competitive annual expense ratio of 1.00% of average daily net assets. The Board determined that such conclusions provided a reasonable basis upon which to approve the Advisory Agreement.

Other Indirect Benefits.  The Board reviewed the conclusions it reached at the February 27, 2014 meeting, noting that EWM does not use an affiliated broker-dealer to perform trading for the Fund. The Board noted that EWM would continue its existing practice of using soft dollar arrangements consistent with Section 28(e) of the 1934 Act and that research services furnished by broker-dealers as a result of such arrangements may be beneficial to EWM and its other clients, as well as the Fund. The Board also considered that, conversely, the Fund may benefit from research services obtained by EWM from the placement of portfolio brokerage of other clients. The Board also considered that the Fund may be offered to EWM’s advisory clients who may invest in the Fund which may benefit EWM financially and in other ways.

ADDITIONAL INFORMATION
December 31, 2014 (Unaudited) (continued)

Comparative Fee and Expense Data.  The Board considered a comparative analysis of expenses borne by the Fund and those of funds within the Lipper large cap growth fund and Morningstar large growth fund categories that was prepared by EWM, but that included certain data obtained from Lipper and Morningstar, which are independent organizations that, among other things, compile and publish comparative mutual fund fee data. In this regard, the Board noted that the Fund’s current annual contractual advisory fee of 0.50% is lower than the industry average of 0.67% and is in the first quartile relative to its Lipper peer group. The Board noted that if the Advisory Agreement is approved, the Fund’s annual contractual advisory fee of 0.75% would be above the industry average and would be in the third quartile relative to its Lipper peer group. However, the Board considered that the annual contractual advisory fee would be within 8 basis points of the Lipper peer group average of 0.67%, and thus that the advisory fee would remain competitive with the Fund’s Lipper peer group. Relative to the Fund’s Morningstar peer group, the Board noted that if the Advisory Agreement is approved, the Fund’s annual contractual advisory fee of 0.75% would be slightly below the industry average of 0.77% and would be in the second quartile relative to its Morningstar peer group. The Board noted that the Fund’s total expenses were below the average and median total expenses (after fee waivers and expense reimbursements) reported for its Lipper and Morningstar peer groups, and that the Fund’s expense ratio would not be impacted by the increase in the advisory fee because the Fund’s expense limitation arrangement would remain in effect and the Shareholder Servicing Agreement would be terminated. While recognizing that it is difficult to compare investment advisory fees since investment advisory services provided may vary from one investment adviser to another and for other reasons, the Board concluded that the increase in the advisory fee paid by the Fund would enable EWM to continue to manage the Fund and provide quality services to shareholders at a competitive price.

Cost of Advisory Services and Profitability.  The Board considered that the advisory fee rate in the Advisory Agreement would increase by an annual rate of 25 basis points. The Board noted, however, that if the Advisory Agreement takes effect, the Fund’s 0.25% shareholder servicing fee will be eliminated. As a result, the Board noted that the increase in the advisory fee rate would have no immediate effect on the Fund’s current expense ratio because the amount of the proposed increase to the advisory fee is equal to the amount of the shareholder servicing fee that would be eliminated. The Board also noted that amounts currently paid by the Fund for shareholder servicing activities under the Shareholder Servicing Agreement would be paid by EWM out of its own resources, rather than from the proceeds of the shareholder services fee payable under the Shareholder Services Agreement. In this regard, the Board considered that the proposed increase in the contractual advisory fee is not expected to have a material impact on EWM’s profitability at the Fund’s current asset levels because EWM would assume amounts currently paid by the Fund for shareholder servicing activities. The Board noted that EWM would periodically reevaluate the payment of these expenses, as well as any additional shareholder servicing costs that may be incurred in the future, and determine whether to seek reimbursement or payment of these expenses by the Fund, to the extent permitted by applicable law and subject to Board approval. The Board also noted that EWM intends to contractually agree to waive its fees and/or reimburse the Fund for any expenses (excluding taxes, interest, acquired fund fees and expenses, if any, brokerage fees and extraordinary expenses) to the extent necessary to ensure that total annual Fund operating expenses do not exceed 1.00% of the Fund’s average daily net assets.  The Board noted that, while it is possible that the Fund’s operating expenses may increase at a future time, the Fund’s expense limitation arrangement will continue in effect until at least September 30, 2016, at which point it would be subject to renewal for successive terms.

Based on its consideration of the foregoing factors and conclusions, and such other factors and conclusions as it deemed relevant, the Board, including all of the Independent Trustees, concluded that the approval of the Advisory Agreement, including the increase in the advisory fee, is in the best interests of the Fund and its shareholders.

**********

ADDITIONAL INFORMATION
December 31, 2014 (Unaudited) (continued)

Results of Special Shareholder Meeting

A special meeting of the shareholders of the Fund was held on September 15, 2014, for shareholders of record as of July 25, 2014, to vote on the following proposals, the results of which are provided below.

1.	To elect the Fund’s Board of Directors:

	For	Withheld
Laird I. Grant	553,135	5,138,770
Susan I. Suvall	553,135	5,138,770
Frederick Taylor	552,115	5,139,790

2.
To approve an Agreement and Plan of Reorganization for the Fund, pursuant to which the Fund will be reorganized into The Wall Street Fund, a new series of the Wall Street EWM Funds Trust, an established Delaware statutory trust:

For	Against	Abstain
5,292,632	46,537	23,893

3.	To approve an amended Investment Advisor Contract between the Fund and Evercore Wealth Management, LLC (“EWM”), the Fund’s current investment adviser, including an increase to the Fund’s advisory fee:

For	Against	Abstain
5,292,470	47,195	23,398

4.
To approve the elimination of the Fund’s fundamental investment restriction relating to the ability of the Fund’s officers or directors or the officers or directors of its investment adviser to take long or short trading positions in its shares:

For	Against	Abstain
5,293,124	43,682	26,257

5.
To approve the elimination of the Fund’s fundamental investment restriction that prohibits the Fund from investing in securities which cannot be readily resold to the public because of legal or contractual restrictions on resale or for which no readily available market exists or in the securities of any company which has, together with any predecessor, a record of less than three years’ continuing operation:

For	Against	Abstain
5,292,123	43,682	27,258

6.
To approve the elimination of the Fund’s fundamental investment restriction that prohibits the Fund from purchasing the securities of other investment companies except as an incident of a merger or consolidation or by purchase on the open market without sales commissions other than customary brokers’ commissions:

For	Against	Abstain
5,292,285	43,520	27,258

7.
To approve the elimination of the Fund’s fundamental investment restriction that prohibits the Fund from purchasing or holding securities of any issuer any of whose officers, directors, trustees or security holders is an officer or director of the Fund or its investment adviser, if after such purchase one or more of such persons owns beneficially more than ½  of 1% of such securities and all of them own beneficially more than 5% of the securities of such company:

For	Against	Abstain
5,288,972	47,834	26,257

8.
To replace the Fund’s fundamental investment restriction which states that the Fund “may not issue senior securities” with a fundamental investment restriction stating that the Fund “may not issue senior securities except as permitted by the 1940 Act or other governing statute, by the Rules thereunder, or by the SEC or other regulatory agency with authority over the Fund.”:

For	Against	Abstain
5,295,865	43,800	23,398

ADDITIONAL INFORMATION
December 31, 2014 (Unaudited) (continued)

Availability of Proxy Voting Information
Information regarding how the Fund votes proxies relating to portfolio securities is available without charge upon request by calling toll-free at (800) 443-4693 or by accessing the Fund’s website at www.evercorewealthfunds.com and the SEC’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available on the SEC’s website at www.sec.gov or by calling the toll-free number listed above.

Qualified Dividend Income/Dividends Received Deduction
For the fiscal year ended December 31 2014, certain dividends paid by the Fund may be subject to a maximum tax rate of 23.8%, as provided by the American Taxpayer Relief Act of 2012.  The percentage of dividends declared from ordinary income designated as qualified dividend income was 100.00% for the Fund.

For corporate shareholders, the percentage of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended December 31, 2014 was 100.00% for the Fund.

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue section 87(k)(2)(c) was 58.67%.

Availability of Fund Portfolio Information
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available on the SEC’s website at www.sec.gov, or by calling the Fund at (800) 443-4693. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. For information on the Public Reference Room call 1- 800-SEC-0330. In addition, the Fund will make its portfolio holdings information publicly available by posting the information at www.evercorewealthfunds.com on a monthly basis.

(This Page Intentionally Left Blank.)

TRUSTEES
Frederick Taylor, Chairman
Laird I. Grant
Katharine Plourde

OFFICERS
Frederick Taylor, President
Ruth Calaman, Executive Vice President,
  Secretary & Chief Compliance Officer
John Rendinaro,
  Executive Vice President & Treasurer

INVESTMENT ADVISOR
Evercore Wealth Management, LLC
55 E. 52nd Street
23rd Floor
New York, New York 10055

CUSTODIAN
U.S. Bank, N.A.
1555 North Rivercenter Drive, Suite 302
Milwaukee, Wisconsin 53212

ADMINISTRATOR, TRANSFER AGENT,
DIVIDEND PAYING AGENT &
SHAREHOLDER SERVICING AGENT
U.S. Bancorp Fund Services, LLC
615 E. Michigan Street
P.O. Box 701
Milwaukee, Wisconsin 53201

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Cohen Fund Audit Services, Ltd.
1350 Euclid Avenue, Suite 800
Cleveland, Ohio 44115

DISTRIBUTOR
Quasar Distributors, LLC
615 E. Michigan Street
Milwaukee, Wisconsin 53202

THE WALL STREET FUND
55 E. 52nd Street
23rd Floor
New York, New York 10055
(800) 443-4693
http://www.evercorewealthfunds.com

Item 2. Code of Ethics.

 The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of directors has determined that it does not have an audit committee financial expert serving on its audit committee.  At this time, the registrant believes that the experience provided by each member of the audit committee together offers the registrant adequate oversight for the registrant’s level of financial complexity.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning, including reviewing the Fund’s tax returns and distribution calculations.  There were no “Other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 12/31/2014	FYE 12/31/2013
Audit Fees	13,500	13,000
Audit-Related Fees	0	0
Tax Fees	1,500	1,500
All Other Fees	0	0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 12/31/2014	FYE 12/31/2013
Registrant	0	0
Registrant’s Investment Adviser	0	0

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.
(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                                            Wall Street EWM Funds Trust

By (Signature and Title)*                    /s/Frederick Taylor
Frederick Taylor, President

Date     March 5, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*                    /s/Frederick Taylor
Frederick Taylor, President

Date     March 5, 2015

By (Signature and Title)*                    /s/John J. Rendinaro
John J. Rendinaro, Treasurer

Date     March 5, 2015

* Print the name and title of each signing officer under his or her signature.